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Merrill Lynch Investment Managers

www.mlim.ml.com



Annual Report

January 31, 2001


Mercury Growth
Opportunity Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Growth Opportunity Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION

GEOGRAPHIC ALLOCATION
As a Percentage of Net Assets as of January 31, 2001++

A pie chart illustrating the following percentages:

Japan            1.9%
United Kingdom   0.7%
France           2.8%
Netherlands      0.7%
United States   88.2%

++Total may not equal 100%.


INVESTMENTS AS OF JANUARY 31, 2001
                                      Percent of
Ten Largest Holdings                  Net Assets

General Electric Company                 4.8%
AOL Time Warner Inc.                     4.4
Pfizer Inc.                              4.4
The Home Depot, Inc.                     3.8
Wal-Mart Stores, Inc.                    3.7
American International Group, Inc.       3.6
Merck & Co., Inc.                        3.4
Enron Corp.                              3.3
PepsiCo, Inc.                            2.7
Wells Fargo Company                      2.7


                                    Percent of
Ten Largest Industries              Net Assets

Pharmaceuticals                         17.2%
Insurance                                8.7
Retail--Specialty                        8.2
Oil Services                             7.2
Banking & Financial                      7.0
Energy                                   4.9
Electrical Equipment                     4.8
Beverages                                4.7
Media                                    4.4
Retail                                   3.7



January 31, 2001   2   Mercury Growth Opportunity Fund


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended January 31, 2001, Mercury Growth Opportunity Fund's Class I, Class A, Class B and Class C Shares had total returns of -8.37%, -8.57%, -9.31% and -9.34%, respectively, compared to the return for the Lipper Large Cap Growth Funds Average of -10.51% and -0.90% for the Standard & Poor's 500 Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.)

The primary reason for the overall negative return for the fiscal year ended January 31, 2001 was capital losses on stock investments in the wireline communications industry. From our perspective, deregulation of the wireline communications industry has resulted in too much capacity being created in too short a time period for the established companies in the long distance and commercial data services businesses to adjust without generating meaningful declines in profitability. A positive contributor to the Fund's performance was the meaningful investment exposure to stock investments in technology industries during a majority of the fiscal year. Also, the timing of the rapid reduction of the Fund's investment exposure to technology industry stock investments (from over 40% of net assets) starting in the last week of August 2000 was a meaningful positive contributor to overall investment performance for the fiscal year. The Fund's top five industry categories at January 31, 2001 were: pharmaceuticals, 17.2% of net assets; insurance, 8.7%; retail--specialty, 8.2%; oil services, 7.2%; and banking and financial, 7.0%. Stock investments in technology industries at January 31, 2001 were less than 6% of net assets compared to a technology industries weighting in the unmanaged Standard & Poor's 500 Index of about 23.5%.

The top ten individual equity investments at January 31, 2001 were:
General Electric Company, AOL Time Warner Inc., Pfizer Inc., The Home Depot, Inc., Wal-Mart Stores, Inc., American International Group, Inc., Merck & Co., Inc., Enron Corp., PepsiCo, Inc. and Wells Fargo Company. Our investment strategy for the Fund at fiscal year ended January 31, 2001 was to continue to focus on classic large-capitalization growth companies in the healthcare, consumer staple goods and services, financial services and energy and oil services industries.

Market Outlook
The US Federal Reserve Board decided to start to ease monetary policy with two policy actions in the month of January 2001. The new presidential Administration in the White House is proposing sweeping reductions in personal income tax rates. Additionally, a meaningful boost in Federal subsidies of pharmaceutical costs for millions of Americans is being proposed. We believe these changes could provide a favorable fiscal and monetary policy environment for diversified US stock market investments in 2001 in comparison to the negative returns experienced overall by equity markets in the year ended January 31, 2001.


January 31, 2001   3   Mercury Growth Opportunity Fund


In Conclusion
The fiscal year ended January 31, 2001 was a challenging period. In our opinion, a key policy variable was the duration and degree of restrictive monetary policy by the Federal Reserve Board, which started to tighten monetary policy in late June 1999 and did not relent until January 3, 2001. We thank you for your investment in Mercury Growth Opportunity Fund, and we look forward to discussing the Fund's investment results and our strategies in our semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
March 12, 2001



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Christopher G. Ayoub, Senior
   Vice President
R. Elise Baum, Senior Vice President
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice
President and Portfolio Manager
Gregory Mark Maunz, Senior
   Vice President
Donald C. Burke, Vice President and
Treasurer
Allan J. Oster, Secretary


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Mercury Growth Opportunity Fund, have recently retired. The Program's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


January 31, 2001   4   Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*

                                   6 Month        12 Month     Since Inception
As of January 31, 2001           Total Return   Total Return    Total Return

Class I**                           -13.00%        -8.37%        +137.09%
Class A**                           -13.05         -8.57         +134.65
Class B                             -13.43         -9.31         +124.85
Class C                             -13.43         -9.34         +124.44

*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/02/96.

**Prior to April 3, 2000, Class I Shares were designated Class A
Shares and Class A Shares were designated Class D Shares.


January 31, 2001   5   Mercury Growth Opportunity Fund


FUND PERFORMANCE DATA (CONTINUED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in the Mercury Growth Opportunity Fund Class I and Class A Shares in comparison to a similar investment in the Lipper Growth Fund Average and the Standard & Poor's 500 Index. Beginning and ending values are:

                                          2/02/96**      1/01

Mercury Growth Opportunity Fund++--
Class I Shares*                          $ 9,475        $22,465

Mercury Growth Opportunity Fund++--
Class A Shares*                          $ 9,475        $22,234

Standard & Poor's 500 Index++++          $10,000        $23,247

Lipper Growth Fund Average++++++         $10,000        $22,503


A line graph illustrating the growth of a $10,000 investment in the Mercury Growth Opportunity Fund Class B and Class C Shares in comparison to a similar investment in the Lipper Growth Fund Average and the Standard & Poor's 500 Index. Beginning and ending values are:

                                          2/02/96**      1/01

Mercury Growth Opportunity Fund++--
Class B Shares*                          $10,000        $22,393

Mercury Growth Opportunity Fund++--
Class C Shares*                          $10,000        $22,443

Standard & Poor's 500 Index++++          $10,000        $23,247

Lipper Growth Fund Average++++++         $10,000        $22,503


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Growth Opportunity Fund invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks. ++++++Lipper Growth Fund Average is an equally weighted index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The Index is adjusted for reinvestment of capital gains distributions and income dividends. The starting date for the Index in each graph is from 2/01/96.

Past performance is not predictive of future performance.


January 31, 2001   6   Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended
12/31/00                                  - 7.03%        -11.91%
Inception (2/02/96)
through 12/31/00                          +19.54         +18.24

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated Class A
Shares.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**
One Year Ended
12/31/00                                  - 8.03%        -11.24%
Inception (2/02/96)
through 12/31/00                          +18.28         +18.07

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended
12/31/00                                 - 7.27%         -12.14%
Inception (2/02/96)
through 12/31/00                          +19.29         +17.99

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated Class D
Shares.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended
12/31/00                                  - 8.05%        - 8.86%
Inception (2/02/96)
through 12/31/00                          +18.24         +18.24

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



January 31, 2001   7   Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS
                                                                                            In US Dollars
                      Shares                                                                  Percent of
Industries             Held                  Common Stocks                       Value        Net Assets
Advertising          11,000     The Interpublic Group of
                                Companies, Inc.                              $    453,200          0.2%

Banking &            25,000     BB&T Corporation                                  915,750          0.5
Financial            37,500     Northern Trust Corporation                      2,885,156          1.5
                     25,000     PNC Bank Corp.                                  1,850,500          0.9
                     23,500     State Street Corporation                        2,653,855          1.4
                    100,000     Wells Fargo Company                             5,151,000          2.7
                                                                             ------------        ------
                                                                               13,456,261          7.0

Beverages            66,000     The Coca-Cola Company                           3,828,000          2.0
                    118,000     PepsiCo, Inc.                                   5,200,260          2.7
                                                                             ------------        ------
                                                                                9,028,260          4.7

Biotechnology        57,000     ++Amgen Inc.                                    4,004,250          2.1
                     95,000     ++Immunex Corporation                           2,897,500          1.5
                                                                             ------------        ------
                                                                                6,901,750          3.6

Broadcasting--       52,800     ++Clear Channel Communications, Inc.            3,443,088          1.8
Radio                56,700     ++Hispanic Broadcasting Corporation             1,563,786          0.8
                     41,000     ++Infinity Broadcasting
                                Corporation (Class A)                           1,342,750          0.7
                                                                             ------------        ------
                                                                                6,349,624          3.3

Electrical          198,000     General Electric Company                        9,108,000          4.8
Equipment

Electronics          12,600     ++Transmeta Corporation                           363,037          0.2

Energy               50,000     El Paso Energy Corporation                      3,145,000          1.6
                     79,000     Enron Corp.                                     6,320,000          3.3
                                                                             ------------        ------
                                                                                9,465,000          4.9

Entertainment        18,000     ++Viacom, Inc. (Class B)                          993,600          0.5
                    112,900     The Walt Disney Company                         3,437,805          1.8
                                                                             ------------        ------
                                                                                4,431,405          2.3



January 31, 2001   8   Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                            In US Dollars
                      Shares                                                                  Percent of
Industries             Held                  Common Stocks                       Value        Net Assets
Financial            37,800     Citigroup Inc.                               $  2,115,666          1.1%
Services             35,000     Countrywide Credit Industries, Inc.             1,687,350          0.9
                     45,300     T. Rowe Price Group Inc.                        1,761,038          0.9
                                                                             ------------        ------
                                                                                5,564,054          2.9

Food                 30,000     Koninklijke Ahold NV                              924,606          0.5
Merchandising

Foods                10,000     The Quaker Oats Company                           950,000          0.5

Household            25,000     Colgate-Palmolive Company                       1,502,000          0.8
Products

Information         121,000     ++Exodus Communications, Inc.                   3,221,625          1.7
Processing

Insurance            28,000     AFLAC Incorporated                              1,651,440          0.9
                     82,000     American International Group, Inc.              6,971,640          3.6
                     30,000     Everest Re Group, Ltd.                          1,722,000          0.9
                    100,000     Lincoln National Corporation                    4,485,000          2.4
                     16,300     Marsh & McLennan Companies, Inc.                1,762,845          0.9
                                                                             ------------        ------
                                                                               16,592,925          8.7

Internet & Catalog    2,000     ++Amazon.com, Inc.                                 34,625          0.0
Retail

Leisure              50,000     Sony Corporation (ADR)*                         3,677,500          1.9

Media               160,500     ++AOL Time Warner Inc.                          8,435,880          4.4

Oil Services         83,700     Baker Hughes Incorporated                       3,460,995          1.8
                     30,000     Diamond Offshore Drilling, Inc.                 1,214,700          0.6
                     42,000     Halliburton Company                             1,729,980          0.9
                     23,000     ++Noble Drilling Corporation                    1,037,760          0.5
                     57,000     Schlumberger Limited                            4,377,600          2.3
                     41,500     ++Weatherford International, Inc.               2,028,520          1.1
                                                                             ------------        ------
                                                                               13,849,555          7.2



January 31, 2001   9   Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                            In US Dollars
                      Shares                                                                  Percent of
Industries             Held                  Common Stocks                       Value        Net Assets
Personal Care        25,000     The Estee Lauder Companies Inc.
Products                        (Class A)                                    $    952,500          0.5%
                     27,000     The Gillette Company                              853,740          0.4
                                                                             ------------        ------
                                                                                1,806,240          0.9

Pharmaceuticals      35,000     Aventis SA                                      2,765,123          1.4
                     80,000     Bristol-Myers Squibb Company                    4,951,200          2.6
                     42,000     Eli Lilly and Company                           3,309,600          1.7
                     78,700     Merck & Co., Inc.                               6,467,566          3.4
                    184,500     Pfizer Inc.                                     8,330,175          4.4
                     80,000     Pharmacia Corporation                           4,481,600          2.3
                     45,000     Sanofi-Synthelabo SA                            2,590,515          1.4
                                                                               32,895,779         17.2

Restaurants          16,000     McDonald's Corporation                            469,600          0.2

Retail              123,200     Wal-Mart Stores, Inc.                           6,997,760          3.7

Retail--             80,100     CVS Corporation                                 4,741,920          2.5
Specialty           150,200     The Home Depot, Inc.                            7,239,640          3.8
                     90,200     Walgreen Co.                                    3,692,788          1.9
                                                                             ------------        ------
                                                                               15,674,348          8.2

Semiconductor        13,000     ++ASM Lithography Holding NV                      371,042          0.2
Equipment

Software--           55,000     ++Commerce One, Inc.                            1,680,938          0.9
Computer             93,000     ++Oracle Corporation                            2,708,625          1.4
                     31,000     ++Rational Software Corporation                 1,610,062          0.8
                                                                             ------------        ------
                                                                                5,999,625          3.1



January 31, 2001   10   Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                            In US Dollars
                      Shares                                                                  Percent of
Industries             Held                  Common Stocks                       Value        Net Assets
Wireline            160,000     ++Infonet Services Corporation (Class B)     $    878,400          0.5%
Communications

Wireless             40,000     Vodafone Group PLC (ADR)*                       1,398,800          0.7

                                Total Common Stocks
                                (Cost--$173,039,304)                          180,800,901         94.3

                     Face
                    Amount                Short-Term Securities

Commercial       $2,000,000     Gannett Company, 5.75% due
Paper**                         2/09/2001                                       1,997,444          1.0
                  9,490,000     General Motors Acceptance Corp.,
                                5.75% due 2/01/2001                             9,490,000          5.0

                                Total Short-Term Securities
                                (Cost--$11,487,444)                            11,487,444          6.0

                                Total Investments
                                (Cost--$184,526,748)                          192,288,345        100.3

                                Liabilities in Excess of Other Assets           (566,654)         (0.3)
                                                                             ------------        ------
                                Net Assets                                   $191,721,691        100.0%
                                                                             ============        ======


*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.

January 31, 2001   11   Mercury Growth Opportunity Fund


STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2001
Assets:
Investments, at value (identified cost--$184,526,748)                                        $192,288,345
Cash                                                                                                5,479
Receivables:
 Capital shares sold                                                         $   388,585
 Dividends                                                                       131,931
 Securities sold                                                                  60,926          581,442
                                                                            ------------
Prepaid registration fees and other assets                                                         13,129
                                                                                             ------------
Total assets                                                                                  192,888,395
                                                                                             ------------

Liabilities:
Payables:
 Capital shares redeemed                                                         406,465
 Distributor                                                                     160,844
 Investment adviser                                                              110,111          677,420
                                                                            ------------
Accrued expenses and other liabilities                                                            489,284
                                                                                             ------------
Total liabilities                                                                               1,166,704
                                                                                             ------------

Net Assets:
Net assets                                                                                   $191,721,691

Net Assets Consist of:
Class I Common Stock, $.10 par value, 6,250,000
shares authorized                                                                            $     12,245
Class A Common Stock, $.10 par value, 6,250,000
shares authorized                                                                                  60,266
Class B Common Stock, $.10 par value, 25,000,000
shares authorized                                                                                 639,778
Class C Common Stock, $.10 par value, 10,000,000
shares authorized                                                                                 406,528
Paid-in capital in excess of par                                                              178,386,173
Accumulated investment loss--net                                                                 (27,370)
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                              4,482,474
Unrealized appreciation on investments--net                                                     7,761,597
                                                                                             ------------
Net assets                                                                                   $191,721,691
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $2,142,141 and
122,453 shares outstanding                                                                   $      17.49
                                                                                             ============
Class A--Based on net assets of $10,514,211 and
602,665 shares outstanding                                                                   $      17.45
                                                                                             ============
Class B--Based on net assets of $109,589,132 and
6,397,782 shares outstanding                                                                 $      17.13
                                                                                             ============
Class C--Based on net assets of $69,476,207 and
4,065,282 shares outstanding                                                                 $      17.09
                                                                                             ============

See Notes to Financial Statements.

January 31, 2001   12   Mercury Growth Opportunity Fund


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2001
Investment Income:
Dividends (net of $19,538 foreign withholding tax)                                           $  1,278,965
Interest and discount earned                                                                      753,676
                                                                                             ------------
Total income                                                                                    2,032,641
                                                                                             ------------

Expenses:
Investment advisory fees                                                  $    1,354,477
Account maintenance and distribution fees--Class B                             1,213,522
Account maintenance and distribution fees--Class C                               768,469
Transfer agent fees--Class B                                                     487,578
Transfer agent fees--Class C                                                     326,581
Accounting services                                                              242,333
Printing and shareholder reports                                                 154,723
Professional fees                                                                119,438
Custodian fees                                                                    45,418
Registration fees                                                                 42,295
Transfer agent fees--Class A                                                      30,337
Account maintenance fees--Class A                                                 22,372
Amortization of organization expenses                                             16,127
Directors' fees and expenses                                                      13,138
Transfer agent fees--Class I                                                       4,277
Pricing fees                                                                       1,494
Other                                                                             11,715
                                                                            ------------
Total expenses                                                                                  4,854,294
                                                                                             ------------
Investment loss--net                                                                          (2,821,653)
                                                                                             ------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized gain (loss) on:
 Investments--net                                                             24,798,142
 Foreign currency transactions--net                                             (36,154)       24,761,988
                                                                            ------------
Change in unrealized appreciation on
investments--net                                                                             (41,756,182)
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                       $ (19,815,847)
                                                                                             ============


See Notes to Financial Statements.

January 31, 2001   13   Mercury Growth Opportunity Fund



STATEMENTS OF CHANGES
IN NET ASSETS
<CAPTION
                                                                                       For the
                                                                                      Year Ended
                                                                                     January 31,
Increase (Decrease)in Net Assets:                                              2001              2000
Operations:
Investment loss--net                                                     $   (2,821,653)   $  (1,742,490)
Realized gain on investments and foreign currency
transactions--net                                                             24,761,988       14,672,125
Change in unrealized appreciation on investments--net                       (41,756,182)       23,507,783
                                                                         ---------------   --------------
Net increase (decrease) in net assets resulting
from operations                                                             (19,815,847)       36,437,418
                                                                         ---------------   --------------

Distributions to Shareholders:
Realized gain on investments--net:
 Class I                                                                       (221,808)         (42,617)
 Class A                                                                     (1,186,908)        (351,501)
 Class B                                                                    (14,019,996)      (5,412,879)
 Class C                                                                     (8,880,541)      (3,397,098)
                                                                         ---------------   --------------
Net decrease in net assets resulting from distributions
to shareholders                                                             (24,309,253)      (9,204,095)
                                                                         ---------------   --------------

Capital Share Transactions:
Net increase in net assets derived from capital share
transactions                                                                  39,382,889       54,637,630
                                                                         ---------------   --------------

Net Assets:
Total increase (decrease) in net assets                                      (4,742,211)       81,870,953
Beginning of year                                                            196,463,902      114,592,949
                                                                         ---------------   --------------
End of year                                                              $   191,721,691   $  196,463,902
                                                                         ===============   ==============

See Notes to Financial Statements.

January 31, 2001   14   Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                        Class I+++++
                                                                                                                For the
                                                                                                                Period
                                                                                                                Feb. 2,
                                                                                                               1996++ to
Increase (Decrease) in                                                    For the Year Ended January 31,        Jan. 31,
Net Asset Value:                                                   2001         2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                           $  22.01    $  18.53    $  13.42    $  11.79   $  10.00
                                                                 --------    --------    --------    --------   --------
Investment income (loss)--net                                   (.05)++++   (.01)++++   (.06)++++   (.07)++++    .03++++
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                                         (1.64)        4.58        5.63        2.83       1.76
                                                                 --------    --------    --------    --------   --------
Total from investment operations                                   (1.69)        4.57        5.57        2.76       1.79
                                                                 --------    --------    --------    --------   --------
Less distributions from realized gain
on investments--net                                                (2.83)      (1.09)       (.46)      (1.13)         --
                                                                 --------    --------    --------    --------   --------
Net asset value, end of period                                   $  17.49    $  22.01    $  18.53    $  13.42   $  11.79
                                                                 ========    ========    ========    ========   ========

Total Investment Return:**
Based on net asset value per
share                                                             (8.37%)      25.11%      42.02%      23.52%  17.90%+++
                                                                 ========    ========    ========    ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                      1.31%       1.36%       1.56%       1.98%     2.44%*
                                                                 ========    ========    ========    ========   ========
Expenses                                                            1.31%       1.36%       1.56%       1.98%     3.08%*
                                                                 ========    ========    ========    ========   ========
Investment income (loss)--net                                      (.25%)      (.07%)      (.39%)      (.55%)      .23%*
                                                                 ========    ========    ========    ========   ========

Supplemental Data:
Net assets, end of period
(in thousands)                                                   $  2,142    $    939    $    582    $    207   $     58
                                                                 ========    ========    ========    ========   ========
Portfolio turnover                                                100.88%      81.27%      40.59%      60.24%     51.63%
                                                                 ========    ========    ========    ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.

See Notes to Financial Statements.

January 31, 2001   15   Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                        Class A+++++
                                                                                                               For the
                                                                                                               Period
                                                                                                               Feb. 2,
                                                                                                              1996++ to
Increase (Decrease) in                                                    For the Year Ended January 31,       Jan. 31,
Net Asset Value:                                                   2001         2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                           $  21.93    $  18.51    $  13.42    $  11.78   $  10.00
                                                                 --------    --------    --------    --------   --------
Investment loss--net                                            (.12)++++   (.07)++++   (.10)++++   (.11)++++  (.11)++++
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                                         (1.61)        4.58        5.62        2.84       1.89
                                                                 --------    --------    --------    --------   --------
Total from investment operations                                   (1.73)        4.51        5.52        2.73       1.78
                                                                 --------    --------    --------    --------   --------
Less distributions from realized
gain on investments--net                                           (2.75)      (1.09)       (.43)      (1.09)         --
                                                                 --------    --------    --------    --------   --------
Net asset value, end of period                                   $  17.45    $  21.93    $  18.51    $  13.42   $  11.78
                                                                 ========    ========    ========    ========   ========

Total Investment Return:**
Based on net asset value per
share                                                             (8.57%)      24.80%      41.59%      23.30%  17.80%+++
                                                                 ========    ========    ========    ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                      1.55%       1.62%       1.80%       2.23%     2.94%*
                                                                 ========    ========    ========    ========   ========
Expenses                                                            1.55%       1.62%       1.80%       2.23%     3.13%*
                                                                 ========    ========    ========    ========   ========
Investment loss--net                                               (.55%)      (.34%)      (.64%)      (.80%)   (1.00%)*
                                                                 ========    ========    ========    ========   ========

Supplemental Data:
Net assets, end of period
(in thousands)                                                   $ 10,515    $  7,659    $  3,700    $  1,612   $    819
                                                                 ========    ========    ========    ========   ========
Portfolio turnover                                                100.88%      81.27%      40.59%      60.24%     51.63%
                                                                 ========    ========    ========    ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.

See Notes to Financial Statements.

January 31, 2001   16   Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class B
                                                                                                               For the
                                                                                                               Period
                                                                                                               Feb. 2,
                                                                                                              1996++ to
Increase (Decrease) in                                                    For the Year Ended January 31,       Jan. 31,
Net Asset Value:                                                   2001         2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                           $  21.44    $  18.26    $  13.27    $  11.68   $  10.00
                                                                 --------    --------    --------    --------   --------
Investment loss--net                                            (.30)++++   (.22)++++   (.23)++++   (.22)++++  (.21)++++
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                                         (1.56)        4.48        5.54        2.80       1.89
                                                                 --------    --------    --------    --------   --------
Total from investment operations                                   (1.86)        4.26        5.31        2.58       1.68
                                                                 --------    --------    --------    --------   --------
Less distributions from realized gain
on investments--net                                                (2.45)      (1.08)       (.32)       (.99)         --
                                                                 --------    --------    --------    --------   --------
Net asset value, end of period                                   $  17.13    $  21.44    $  18.26    $  13.27   $  11.68
                                                                 ========    ========    ========    ========   ========

Total Investment Return:**
Based on net asset value per
share                                                             (9.31%)      23.76%      40.41%      22.16%  16.80%+++
                                                                 ========    ========    ========    ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                      2.36%       2.45%       2.66%       3.09%     3.84%*
                                                                 ========    ========    ========    ========   ========
Expenses                                                            2.36%       2.45%       2.66%       3.09%     4.00%*
                                                                 ========    ========    ========    ========   ========
Investment loss--net                                              (1.38%)     (1.16%)     (1.50%)     (1.66%)   (1.93%)*
                                                                 ========    ========    ========    ========   ========

Supplemental Data:
Net assets, end of period
(in thousands)                                                   $109,589    $115,216    $ 69,601    $ 25,752   $  9,816
                                                                 ========    ========    ========    ========   ========
Portfolio turnover                                                100.88%      81.27%      40.59%      60.24%     51.63%
                                                                 ========    ========    ========    ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class C
                                                                                                                For the
                                                                                                                Period
                                                                                                                Feb. 2,
                                                                                                               1996++ to
Increase (Decrease) in                                                    For the Year Ended January 31,        Jan. 31,
Net Asset Value:                                                   2001         2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                           $  21.40    $  18.24    $  13.26    $  11.67   $  10.00
                                                                 --------    --------    --------    --------   --------
Investment loss--net                                            (.30)++++   (.23)++++   (.24)++++   (.23)++++  (.22)++++
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                                         (1.56)        4.47        5.55        2.81       1.89
                                                                 --------    --------    --------    --------   --------
Total from investment operations                                   (1.86)        4.24        5.31        2.58       1.67
                                                                 --------    --------    --------    --------   --------
Less distributions from realized
gain on investments--net                                           (2.45)      (1.08)       (.33)       (.99)         --
                                                                 --------    --------    --------    --------   --------
Net asset value, end of period                                   $  17.09    $  21.40    $  18.24    $  13.26   $  11.67
                                                                 ========    ========    ========    ========   ========

Total Investment Return:**
Based on net asset value per
share                                                             (9.34%)      23.68%      40.39%      22.17%  16.70%+++
                                                                 ========    ========    ========    ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                      2.38%       2.48%       2.71%       3.14%     3.88%*
                                                                 ========    ========    ========    ========   ========
Expenses                                                            2.38%       2.48%       2.71%       3.14%     4.05%*
                                                                 ========    ========    ========    ========   ========
Investment loss--net                                              (1.41%)     (1.20%)     (1.55%)     (1.71%)   (1.98%)*
                                                                 ========    ========    ========    ========   ========

Supplemental Data:
Net assets, end of period
(in thousands)                                                   $ 69,476    $ 72,650    $ 40,710    $ 13,059   $  4,649
                                                                 ========    ========    ========    ========   ========
Portfolio turnover                                                100.88%      81.27%      40.59%      60.24%     51.63%
                                                                 ========    ========    ========    ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


January 31, 2001   19   Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies:

Mercury Growth Opportunity Fund (the "Fund") (formerly Growth Opportunity Portfolio) is part of The Asset Program, Inc. (the "Program") (formerly Merrill Lynch Asset Builder Program, Inc.), which is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). The following is a summary of significant accounting policies followed by the Fund.
(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Program's Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.


January 31, 2001   19   Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



January 31, 2001   20   Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective February 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of January 31, 2001, no debt securities were held by the Fund.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,428,897 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $365,387 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.



January 31, 2001   21   Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2  Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Investment Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fees          Fees

Class A                                .25%           --
Class B                                .25%          .75%
Class C                                .25%          .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                FAMD       MLPF&S

Class I                        $    8     $   166
Class A                        $1,917     $36,666

For the year ended January 31, 2001, MLPF&S received contingent deferred sales charges of $214,319 and $21,850 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $46,492 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2001.


January 31, 2001   22   Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $218,023 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAMfor the cost of certain additional accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2001 were $203,876,357 and $197,065,243, respectively.

Net realized gains (losses) for the year ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

                                               Realized      Unrealized
                                            Gains (Losses)     Gains

Long-term investments                     $    24,797,110   $  7,761,597
Short-term investments                              1,032             --
Foreign currency transactions                    (36,154)             --
                                          ------------------------------
Total                                     $    24,761,988   $  7,761,597
                                          ==============================

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $7,274,517, of which $23,050,676 related to appreciated securities and $15,776,159 related to depreciated securities. At January 31, 2001, the aggregated cost of investments for Federal income tax purposes was $185,013,828.

4  Capital Share Transactions:

Prior to April 3, 2000, Class I Shares were designated as Class A
Shares and Class A Shares were designated as Class D Shares.
Net increase in net assets derived from capital share transactions was $39,382,889 and $54,637,630 for the years ended January 31, 2001 and January 31, 2000, respectively.


Class I Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                    87,726       $  1,776,161
Shares issued to shareholders in reinvestment
of distributions                               10,449            192,866
                                           -----------------------------
Total issued                                   98,175          1,969,027
Shares redeemed                              (18,369)          (394,224)
                                           -----------------------------
Net increase                                   79,806       $  1,574,803
                                           =============================


January 31, 2001   23   Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class I Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                    21,772       $    420,701
Shares issued to shareholders in reinvestment
of distributions                                1,619             33,261
                                           -----------------------------
Total issued                                   23,391            453,962
Shares redeemed                              (12,135)          (232,123)
                                           -----------------------------
Net increase                                   11,256       $    221,839
                                           =============================


Class A Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                   229,270       $  4,687,480
Automatic conversion of shares                 29,466            649,616
Shares issued to shareholders in reinvestment
of distributions                               57,649          1,081,086
                                           -----------------------------
Total issued                                  316,385          6,418,182
Shares redeemed                              (63,010)        (1,417,665)
                                           -----------------------------
Net increase                                  253,375       $  5,000,517
                                           =============================

Class A Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                   154,235       $  2,954,775
Automatic conversion of shares                 33,885            640,621
Shares issued to shareholders in reinvestment
of distributions                               15,224            311,638
                                           -----------------------------
Total issued                                  203,344          3,907,034
Shares redeemed                              (53,937)        (1,031,118)
                                           -----------------------------
Net increase                                  149,407       $  2,875,916
                                           =============================

Class B Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                 1,309,377       $ 28,203,743
Shares issued to shareholders in reinvestment
of distributions                              657,518         12,164,491
                                           -----------------------------
Total issued                                1,966,895         40,368,234
Automatic conversion of shares               (30,135)          (649,616)
Shares redeemed                             (912,165)       (19,817,700)
                                           -----------------------------
Net increase                                1,024,595       $ 19,900,918
                                           =============================



January 31, 2001   24   Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)



Class B Shares for the Year                                      Dollar
Ended January 31, 2000                       Shares              Amount

Shares sold                                 2,065,639       $ 38,992,818
Shares issued to shareholders in reinvestment
of distributions                              235,171          4,712,817
                                           -----------------------------
Total issued                                2,300,810         43,705,635
Automatic conversion of shares               (34,459)          (640,621)
Shares redeemed                             (704,119)       (13,477,819)
                                           -----------------------------
Net increase                                1,562,232       $ 29,587,195
                                           =============================


Class C Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                   895,148       $ 19,281,545
Shares issued to shareholders in reinvestment
of distributions                              409,021          7,557,475
                                           -----------------------------
Total issued                                1,304,169         26,839,020
Shares redeemed                             (633,450)       (13,932,369)
                                           -----------------------------
Net increase                                  670,719       $ 12,906,651
                                           =============================

Class C Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                 1,517,492       $ 28,612,023
Shares issued to shareholders in reinvestment
of distributions                              144,686          2,893,704
                                           -----------------------------
Total issued                                1,662,178         31,505,727
Shares redeemed                             (499,938)        (9,553,047)
                                           -----------------------------
Net increase                                1,162,240       $ 21,952,680
                                           =============================


5  Short-Term Borrowings:

On December 1, 2000, the Fund along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow from the facility during the year ended January 31, 2001.


January 31, 2001   25   Mercury Growth Opportunity Fund



INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERCURY GROWTH OPPORTUNITY FUND OF
THE ASSET PROGRAM, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Growth Opportunity Fund (formerly Growth Opportunity Portfolio) as of January 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period February 2, 1996 (commencement of operations) to January 31, 1997. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Growth Opportunity Fund as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 2001


January 31, 2001   26   Mercury Growth Opportunity Fund


IMPORTANT TAX INFORMATION
(UNAUDITED)
The following information summarizes all per share distributions paid by Mercury Growth Opportunity Fund during the year ended
January 31, 2001.

                                                     Non-
                                  Qualifying      Qualifying      Total        Long-Term
    Record         Payable         Ordinary        Ordinary      Ordinary       Capital
     Date            Date           Income          Income        Income         Gains*
Class I Shares:
    7/05/2000      7/11/2000      $.163330       $ .422047      $ .585377      $.280923
12/14/2000         12/20/2000      .125883        1.338322       1.464205       .504484

Class A Shares:
    7/05/2000      7/11/2000      $.152344       $ .393659      $ .546003      $.280923
12/14/2000         12/20/2000      .122117        1.298288       1.420405       .504484

Class B Shares:
    7/05/2000      7/11/2000      $.112948       $ .291860      $ .404808      $.280923
12/14/2000         12/20/2000      .108211        1.150451       1.258662       .504484

Class CShares:
    7/05/2000      7/11/2000      $.113857       $ .294209      $ .408066      $.280923
12/14/2000         12/20/2000      .107764        1.145698       1.253462       .504484

*The entire distribution is subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


January 31, 2001   27   Mercury Growth Opportunity Fund